UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2019

____________________

GRAN TIERRA ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)
____________________

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW Calgary, Alberta, Canada T2P 0R3
(Address of Principal Executive Offices) (Zip Code)

(403) 265-3221
(Registrant’s Telephone Number, Including Area Code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. (“Gran Tierra”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 7, 2019, in Calgary, Alberta, Canada. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for, against or abstaining for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in Gran Tierra’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2019 (the “Proxy Statement”).

Proposal 1 – Election of Directors

Gran Tierra’s stockholders duly elected each of the nominees proposed by Gran Tierra to serve until Gran Tierra’s 2020 Annual Meeting of Stockholders or until their respective successor has been duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
Gary S. Guidry	246,882,318	4,557,034	1,128,231	36,206,201
Peter J. Dey	233,473,291	18,025,013	1,069,279	36,206,201
Evan Hazell	247,427,148	4,083,408	1,057,027	36,206,201
Robert B. Hodgins	234,458,566	17,053,435	1,055,582	36,206,201
Ronald W. Royal	247,414,526	4,091,398	1,061,659	36,206,201
Sondra Scott	247,243,337	4,271,672	1,052,574	36,206,201
David P. Smith	247,416,692	4,095,366	1,055,525	36,206,201
Brooke Wade	238,308,731	13,205,457	1,053,395	36,206,201

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Gran Tierra’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm of Gran Tierra for the fiscal year ending December 31, 2019. The tabulation of votes on this matter was as follows:

Shares voted for:	287,279,796
Shares voted against:	1,368,710
Shares abstaining:	125,278
Broker non-votes:	0

2

Proposal 3 – Approval of Named Executive Officer Compensation

Gran Tierra’s stockholders approved, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	243,711,817
Shares voted against:	7,423,029
Shares abstaining:	1,432,737
Broker non-votes:	36,206,201

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2019	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Chief Financial Officer

4